UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21708

Name of Fund: Dow 30(SM) Premium & Dividend Income Fund Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer,
      Dow 30(SM) Premium & Dividend Income Fund Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05

Item 1 - Report to Stockholders

                            Dow 30(SM) Premium &
                            Dividend Income Fund Inc.

Semi-Annual Report
June 30, 2005

Dow 30(SM) Premium & Dividend Income Fund Inc.

Portfolio Information as of June 30, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Caterpillar, Inc. ...................................................    7.1%
International Business Machines Corp. ...............................    5.5
3M Co. ..............................................................    5.4
Boeing Co. ..........................................................    4.9
Johnson & Johnson ...................................................    4.8
Altria Group, Inc. ..................................................    4.8
American International Group, Inc. ..................................    4.3
Exxon Mobil Corp. ...................................................    4.3
American Express Co. ................................................    4.0
Procter & Gamble Co. ................................................    3.9
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Aerospace & Defense .................................................   11.5%
Pharmaceuticals .....................................................    9.2
Industrial Conglomerates ............................................    8.0
Computers & Peripherals .............................................    7.3
Machinery ...........................................................    7.1
--------------------------------------------------------------------------------

                                                                      Percent of
Sector* Representation                                         Total Investments
--------------------------------------------------------------------------------
Industrials .........................................................   26.5%
Consumer Staples ....................................................   15.4
Financials ..........................................................   14.4
Information Technology ..............................................   11.1
Consumer Discretionary ..............................................    9.4
Health Care .........................................................    9.2
Materials ...........................................................    5.1
Telecommunication Services ..........................................    4.3
Energy ..............................................................    4.3
Other** .............................................................    0.3
--------------------------------------------------------------------------------

* For Fund compliance purposes ,"Industries" and "Sector" mean any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry and sector sub-classifications for reporting ease.
**    Includes portfolio holdings in short-term investments and options.

"Dow Jones Industrial Average(SM)", "DJIA(SM)", "Dow 30(SM)", "Dow Industrials(SM)" and "The Dow(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by IQ Investment Advisors LLC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.


2       DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005

A Letter From the President

Dear Shareholder

As you know, the investment objective of the Dow 30(SM) Premium & Dividend Income Fund Inc. (the "Fund") is to provide a high level of current income, with a secondary objective of capital appreciation.

The total return of the Dow Jones Industrial Average(SM) Index (the "Dow 30(SM) Index") was +1.22% from the inception of the Fund (April 29, 2005) through June 30, 2005. Over the same period, the Fund returned +.84% (as measured by the change in per share net asset value plus dividend reinvestment).

The Fund's performance over this period is consistent with our expectations. To seek to achieve its investment objective, the Fund owns a Dow 30(SM) portfolio, and writes (sells) call options on some or all of the Fund's assets. Because the performance of the Dow 30(SM) Index was relatively moderate over the period, the premium that the Fund received added incrementally to the positive performance of the underlying stocks.

The Fund declared and paid its first monthly dividend in June ($.15 per share).

IQ Investment Advisors continues to take a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that aim to fulfill particular investor needs. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead during the second half of 2005. We thank you for trusting IQ Investment Advisors with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Mitchell M. Cox

                                        Mitchell M. Cox
                                        President, IQ Investment Advisors LLC


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005     3

A Discussion With Your Fund's Portfolio Manager

      We are pleased to provide you with this first shareholder report for Dow 30(SM) Premium and Dividend Income Fund Inc. (the "Fund"), a newly organized closed-end investment company. While the Fund is advised by IQ Investment Advisors LLC (the "Adviser"), the following discussion is provided to you by Nuveen Asset Management, the Fund's subadviser.

How has the Fund performed since its inception?

Since inception (April 29, 2005) through June 30, 2005, the Common Stock of the Fund had a total investment return of +.84%, based on a change in net asset value from $19.10 to $19.11, and assuming reinvestment of all distributions in additional shares of the Fund. For comparison purposes, the Dow Jones Industrial Average (DJIA) had a total return of +1.22% for the same period. The portfolio continues to meet its goal of providing a high dividend yield plus the potential for capital appreciation. The Fund's first dividend was paid on June 27, 2005, with an indicative annualized dividend yield of 9.00%, based on the initial offering price of $20 per share.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the NYSE), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the reporting period.

After a moderate decline in the major stock indexes during the first quarter, stocks rebounded during the second quarter recouping the majority of the first quarter losses. During the life of the Fund, April 29th through June 30th, the total returns of the S&P 500 Index and the DJIA were +3.33% and +1.22%, respectively.

Equity returns were buoyed by positive earnings announcements during the second quarter. Year-over-year first quarter earnings for the broader markets as measured by the S&P 500 Index were up 14.43%. Of 497 companies reporting, 324 posted earnings in excess of analysts' concensus expectations versus 105 reporting earnings below analysts' concensus expectations.

In addition to positive earnings surprises, the macro economic background for equities continued to be favorable. Gross domestic product (GDP) growth for the second quarter is widely expected to be above 3.5%, inflation continues to be well contained, and 10-year Treasury yields are low and supportive at a quarter-end rate of 3.92%. Long Treasury rates actually declined during the second quarter, even as the Federal Reserve Board raised its short-term target rate by 25 basis points to 3.25% at the June 30 meeting.

How have you managed the portfolio since its inception?

As this was the first quarter of the Fund's existence, the sub-adviser actively invested the portfolio and structured the Fund's overwritten position through the first ten days of May. Investment activity focused on replicating the underlying DJIA index and selling at-the-money call options on each of the stocks in the Fund's portfolio. Approximately 50% of the Fund's portfolio is overwritten through these call options. The option premium received for selling the calls was in line with expectations.

How would you characterize the portfolio's position at the close of the period?

Given the economic back drop of modest GDP growth, low inflation, low Treasury rates, and good earnings growth, the subadviser believes that the portfolio is well positioned to meet its stated objectives of high current income and capital appreciation.


4       DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005

How does St. Paul Travelers' sale of its stake in Nuveen Investments affect me as a stockholder?

Pursuant to an investment management agreement between the Fund and the Adviser, the Adviser has served as the Fund's investment adviser and has been responsible for the overall investment strategy of the Fund. As the investment adviser of your Fund, IQ Investment Advisors entered into an investment subadvisory agreement (the "Original Subadvisory Agreement") for the Fund pursuant to which Nuveen Asset Management ("NAM") was retained to furnish investment advisory services to the Fund. NAM is a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is a publicly traded company and was until recently a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul"). St. Paul previously announced a three-part program to sell its interest in Nuveen to the public in a registered, broadly disseminated offering (the "Sale").

In anticipation of the Sale, the Board of Directors met in person on April 20, 2005 for purposes of, among other things, considering whether it would be in the best interest of the Fund and its stockholders to approve a new subadvisory agreement between the Adviser and the Subadviser (the "New Subadvisory Agreement" and together with the Original Subadvisory Agreement, the "Subadvisory Agreements") to take effect upon the termination of the Original Subadvisory Agreement. On July 28, 2005, the three-part program that comprises the Sale was completed and the Original Subadvisory agreement between NAM and IQ was terminated by operation of law and the New Subadvisory Agreement went into effect.

Your investment in the Fund will not change as a result of the Sale. You will still own the same shares in the Fund, and the value of your investment will not change as a direct result of the Sale. The portfolio manager and other members of the Fund's investment team at NAM will not change and the terms of the New SubAdvisory Agreement will be identical to the terms of the original subadvisory agreement but for effective and termination dates. In addition, it is not anticipated that the Sale will have any effect on the personnel advising the Fund.

Rob A. Guttschow
Portfolio Manager

July 29, 2005


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005     5

Schedule of Investments

                                                           Shares
Industry*       Common Stocks                                Held          Value
===================================================================================
Aerospace & Defense--11.5%
                Boeing Co.                                160,803      $ 10,612,998
                Honeywell International, Inc.             160,803         5,890,214
                United Technologies Corp.                 160,803         8,257,234
                                                                       ------------
                                                                         24,760,446
-----------------------------------------------------------------------------------
Automobiles--2.5%
                General Motors Corp.                      160,803         5,467,302
-----------------------------------------------------------------------------------
Beverages--3.1%
                The Coca-Cola Co.                         160,803         6,713,525
-----------------------------------------------------------------------------------
Chemicals--3.2%
                E.I. du Pont de Nemours & Co.             160,803         6,916,137
-----------------------------------------------------------------------------------
Computers & Peripherals--7.3%
                Hewlett-Packard Co.                       160,803         3,780,479
                International Business Machines Corp.     160,803        11,931,583
                                                                       ------------
                                                                         15,712,062
-----------------------------------------------------------------------------------
Consumer Finance--4.0%
                American Express Co.                      160,803         8,559,544
-----------------------------------------------------------------------------------
Diversified Financial Services--6.1%
                Citigroup, Inc.                           160,803         7,433,923
                JPMorgan Chase & Co.                      160,803         5,679,562
                                                                       ------------
                                                                         13,113,485
-----------------------------------------------------------------------------------
Diversified Telecommunication Services--4.4%
                SBC Communications, Inc.                  160,803         3,819,071
                Verizon Communications, Inc.              160,803         5,555,744
                                                                       ------------
                                                                          9,374,815
-----------------------------------------------------------------------------------
Food & Staples Retailing--3.6%
                Wal-Mart Stores, Inc.                     160,803         7,750,705
-----------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--2.1%
                McDonald's Corp.                          160,803         4,462,283
-----------------------------------------------------------------------------------
Household Products--3.9%
                Procter & Gamble Co.                      160,803         8,482,358
-----------------------------------------------------------------------------------
Industrial Conglomerates--8.0%
                3M Co.                                    160,803        11,626,057
                General Electric Co.                      160,803         5,571,824
                                                                       ------------
                                                                         17,197,881
-----------------------------------------------------------------------------------
Insurance--4.3%
                American International Group, Inc.        160,803         9,342,654
-----------------------------------------------------------------------------------
Machinery--7.1%
                Caterpillar, Inc.                         160,803        15,326,134
-----------------------------------------------------------------------------------
Media--1.9%
                Walt Disney Co.                           160,803         4,049,020
-----------------------------------------------------------------------------------
Metals & Mining--1.9%
                Alcoa, Inc.                               160,803         4,201,782
-----------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--4.3%
                Exxon Mobil Corp.                         160,803         9,241,348
-----------------------------------------------------------------------------------
Pharmaceuticals--9.2%
                Johnson & Johnson                         160,803        10,452,195
                Merck & Co., Inc.                         160,803         4,952,732
                Pfizer, Inc.                              160,803         4,434,947
                                                                       ------------
                                                                         19,839,874
-----------------------------------------------------------------------------------

                                                           Shares
Industry*       Common Stocks                                Held          Value
===================================================================================
Semiconductors & Semiconductor
Equipment--1.9%
                Intel Corp.                               160,803      $  4,190,526
-----------------------------------------------------------------------------------
Software--1.9%
                Microsoft Corp.                           160,803         3,994,346
-----------------------------------------------------------------------------------
Specialty Retail--2.9%
                Home Depot, Inc.                          160,803         6,255,237
-----------------------------------------------------------------------------------
Tobacco--4.8%
                Altria Group, Inc.                        160,803        10,397,522
-----------------------------------------------------------------------------------
                Total Common Stocks
                (Cost--$214,991,802)--99.9%                             215,348,986
===================================================================================

                                                             Face
                Short-Term Securities                      Amount
===================================================================================
Time Deposits
                State Street Bank & Trust Co.,
                    2.50% due 7/01/2005               $ 1,766,623         1,766,623
-----------------------------------------------------------------------------------
                Total Short-Term Securities
                (Cost--$1,766,623)--0.8%                                  1,766,623
===================================================================================

                                                        Number of
                Options Purchased                       Contracts
===================================================================================
Call Options Purchased
                United Technologies Corp., expiring
                    July 2005 at USD 53.81,
                    Broker Deutsche Bank AG London            800                56
-----------------------------------------------------------------------------------
                Total Options Purchased
                (Premiums Paid--$47,200)--0.0%                                   56
===================================================================================
                Total Investments
                (Cost--$216,805,625)--100.7%                            217,115,665
===================================================================================

                Options Written
===================================================================================
Call Options Written
                3M Co., expiring July 2005 at USD 77.32,
                    Broker Banc of America                    800            (2,982)
                Alcoa, Inc., expiring July 2005 at
                    USD 26.78, Broker BNP Paribas             800           (17,600)
                Altria Group, Inc., expiring July 2005
                    at USD 67.098, Broker UBS Warburg         800            (2,160)
                American Express Co., expiring July 2005
                    at USD 54.884, Broker Deutsche Bank
                    AG London                                 800           (14,400)
                American International Group, Inc.,
                    expiring July 2005 at USD 55.80,
                    Broker Deutsche Bank AG London            800          (195,400)
                Boeing Co., expiring July 2005 at
                    USD 65.77, Broker Banc of America         800          (116,861)
                Caterpillar, Inc., expiring July 2005 at
                    USD 95.53, Broker Banc of America         800          (121,541)
                Citigroup, Inc., expiring July 2005 at
                    USD 47.94, Broker Banc of America         800            (4,605)


6       DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005

Schedule of Investments (concluded)

                                                        Number of
                Options Written                         Contracts          Value
===================================================================================
Call Options Written (continued)
                The Coca-Cola Co., expiring July 2005 at
                    USD 44.46, Broker JPMorgan
                    Chase Bank                                800      $       (113)
                E.I. du Pont de Nemours & Co., expiring
                    July 2005 at USD 46.127, Broker
                    Deutsche Bank AG London                   800              (392)
                Exxon Mobil Corp., expiring July 2005
                    at USD 57.178, Broker Deutsche Bank
                    AG London                                 800           (59,096)
                General Electric Co., expiring July 2005
                    at USD 37.086, Broker UBS Warburg         800               (80)
                General Motors Corp., expiring July 2005
                    at USD 30.90, Broker Banc of America      800          (259,071)
                Hewlett-Packard Co., expiring July 2005
                    at USD 22.498, Broker UBS Warburg         800           (86,160)
                Home Depot, Inc., expiring July 2005
                    at USD 40.431, Broker JPMorgan
                    Chase Bank                                800            (7,200)
                Honeywell International, Inc., expiring
                    July 2005 at USD 36.65, Broker
                    UBS Warburg                               800           (46,480)
                Intel Corp., expiring July 2005 at
                    USD 27.58, Broker UBS Warburg             800            (2,560)
                International Business Machines Corp.,
                    expiring July 2005 at USD 75.77,
                    Broker Banc of America                    800           (39,870)
                JPMorgan Chase & Co., expiring July
                    2005 at USD 35.788, Broker
                    UBS Warburg                               800            (5,280)
                Johnson & Johnson, expiring July 2005
                    at USD 66.81, Broker Banc of America      800            (7,964)
                McDonald's Corp., expiring July 2005 at
                    USD 30.942, Broker JPMorgan
                    Chase Bank                                800               (12)

                                                        Number of
                Options Written                         Contracts          Value
===================================================================================
Call Options Written (concluded)
                Merck & Co., Inc., expiring July 2005 at
                    USD 32.075, Broker JPMorgan
                    Chase Bank                                800      $     (4,000)
                Microsoft Corp., expiring July 2005 at
                    USD 25.83, Broker JPMorgan
                    Chase Bank                                800               (25)
                Pfizer, Inc., expiring July 2005 at
                    USD 28.15, Broker Deutsche Bank
                    AG London                                 800            (3,568)
                Procter & Gamble Co., expiring July 2005
                    at USD 55.85, Broker Banc of America      800               (25)
                SBC Communications, Inc., expiring July
                    2005 at USD 23.26, Broker JPMorgan
                    Chase Bank                                800           (23,200)
                United Technologies Corp., expiring July
                    2005 at USD 107.622, Broker
                    JPMorgan Chase Bank                       600              (112)
                Verizon Communications, Inc.,
                    expiring July 2005 at USD 35.36,
                    Broker JPMorgan Chase Bank                800              (267)
                Wal-Mart Stores, Inc., expiring
                    July 2005 at USD 47.823,
                    Broker JPMorgan Chase Bank                800           (49,600)
                Walt Disney Co., expiring July 2005 at
                    USD 27.55, Broker BNP Paribas             800            (3,200)
-----------------------------------------------------------------------------------
                Total Options Written
                (Premiums Received--$2,643,828)--(0.5%)                  (1,073,824)
===================================================================================
                Total Investments,
                Net of Options Written
                (Cost--$214,161,797**)--100.2%                          216,041,841

                Liabilities in Excess of Other Assets--(0.2%)              (471,801)
                                                                       ------------

                Net Assets--100.0%                                     $215,570,040
                                                                       ============
-----------------------------------------------------------------------------------

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................   $214,161,797
                                                                   ============
      Gross unrealized appreciation ............................   $  7,276,193
      Gross unrealized depreciation ............................     (5,396,149)
                                                                   ------------
      Net unrealized appreciation ..............................   $  1,880,044
                                                                   ============

      See Notes to Financial Statements.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005     7

Statement of Assets, Liabilities and Capital

As of June 30, 2005
========================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$216,758,425)                                                                 $217,115,609
                       Options purchased, at value (premiums paid--$47,200) ............                              56
                       Receivables:
                          Dividends ....................................................    $    291,195
                          Interest .....................................................             122         291,317
                                                                                            ------------
                       Other assets ....................................................                          45,242
                                                                                                            ------------
                       Total assets ....................................................                     217,452,224
                                                                                                            ------------
========================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------
                       Options written, at value (premiums received--$2,643,828) .......                       1,073,824
                       Payables:
                          Offering costs ...............................................         373,432
                          Securities purchased .........................................         275,847
                          Investment adviser ...........................................         145,835         795,114
                                                                                            ------------
                       Accrued expenses ................................................                          13,246
                                                                                                            ------------
                       Total liabilities ...............................................                       1,882,184
                                                                                                            ------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                       Net assets ......................................................                    $215,570,040
                                                                                                            ============
========================================================================================================================
Capital
------------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.001 par value, 100,000,000 shares authorized ....                    $     11,279
                       Paid-in capital in excess of par ................................                     214,965,279
                       Accumulated distributions in excess of investment income--net ...    $ (1,078,731)
                       Accumulated realized capital losses--net ........................        (207,831)
                       Unrealized appreciation--net ....................................       1,880,044
                                                                                            ------------
                       Total accumulated earnings--net .................................                         593,482
                                                                                                            ------------
                       Total capital--Equivalent to $19.11 per share based on 11,278,828
                        shares of capital stock outstanding (market price--$19.60) .....                    $215,570,040
                                                                                                            ============

      See Notes to Financial Statements.


8       DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005

Statement of Operations

For the Period April 29, 2005+ to June 30, 2005
========================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------
                       Dividends .......................................................                    $    890,939
                       Interest ........................................................                          94,772
                                                                                                            ------------
                       Total income ....................................................                         985,711
                                                                                                            ------------
========================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ........................................    $    333,572
                       Directors' fees and expenses ....................................          15,033
                       Accounting services .............................................           8,902
                       Printing and shareholder reports ................................           4,520
                       Professional fees ...............................................           4,234
                       Transfer agent fees .............................................           3,940
                       Custodian fees ..................................................           2,845
                       Pricing services ................................................              69
                       Other ...........................................................           3,041
                                                                                            ------------
                       Total expenses ..................................................                         376,156
                                                                                                            ------------
                       Investment income--net ..........................................                         609,555
                                                                                                            ------------
========================================================================================================================
Realized & Unrealized Gain (Loss)--Net
------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net .............................................         369,425
                          Options written--net .........................................        (577,256)       (207,831)
                                                                                            ------------
                       Unrealized appreciation on:
                          Investments--net .............................................         310,040
                          Options written--net .........................................       1,570,004       1,880,044
                                                                                            ----------------------------
                       Total realized and unrealized gain--net .........................                       1,672,213
                                                                                                            ------------
                       Net Increase in Net Assets Resulting from Operations ............                    $  2,281,768
                                                                                                            ============

+     Commencement of operations.

      See Notes to Financial Statements.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005     9

Statement of Changes in Net Assets

                                                                                                          For the Period
                                                                                                             April 29,
                                                                                                             2005+ to
                                                                                                             June 30,
Increase (Decrease) in Net Assets:                                                                             2005
========================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .........................................................     $    609,555
                       Realized loss--net .............................................................         (207,831)
                       Unrealized appreciation--net ...................................................        1,880,044
                                                                                                            ------------
                       Net increase in net assets resulting from operations ...........................        2,281,768
                                                                                                            ------------
========================================================================================================================
Dividends to Shareholders
------------------------------------------------------------------------------------------------------------------------
                       Investment income ..............................................................       (1,688,286)
                                                                                                            ------------
                       Net decrease in net assets resulting from dividends to shareholders ............       (1,688,286)
                                                                                                            ------------
========================================================================================================================
Capital Stock Transactions
------------------------------------------------------------------------------------------------------------------------
                       Proceeds from issuance of Common Stock .........................................      214,875,000
                       Value of shares issued to Common Stock shareholders in reinvestment of dividends          451,550
                       Offering costs resulting from the issuance of Common Stock .....................         (450,000)
                                                                                                            ------------
                       Net increase in net assets resulting from capital stock transactions ...........      214,876,550
                                                                                                            ------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ...................................................      215,470,032
                       Beginning of period ............................................................          100,008
                                                                                                            ------------
                       End of period* .................................................................     $215,570,040
                                                                                                            ============
                        * Accumulated distributions in excess of investment income--net ...............     $ (1,078,731)
                                                                                                            ============

+     Commencement of operations.

      See Notes to Financial Statements.


10      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005

Financial Highlights

                                                                                                          For the Period
                                                                                                            April 29,
                                                                                                             2005+ to
The following per share data and ratios have been derived                                                    June 30,
from information provided in the financial statements.                                                         2005
========================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...........................................     $      19.10
                                                                                                            ------------
                       Investment income--net*** ......................................................              .05
                       Realized and unrealized gain--net ..............................................              .15
                                                                                                            ------------
                       Total from investment operations ...............................................              .20
                                                                                                            ------------
                       Less dividends from investment income--net .....................................             (.15)
                                                                                                            ------------
                       Offering costs resulting from the issuance of Common Stock .....................             (.04)
                                                                                                            ------------
                       Net asset value, end of period .................................................     $      19.11
                                                                                                            ============
                       Market price per share, end of period ..........................................     $      19.60
                                                                                                            ============
========================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .............................................              .84%@
                                                                                                            ============
                       Based on market price per share ................................................            (1.23%)@
                                                                                                            ============
========================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------
                       Expenses .......................................................................             1.01%*
                                                                                                            ============
                       Investment income--net .........................................................             1.64%*
                                                                                                            ============
========================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .......................................     $    215,570
                                                                                                            ============
                       Portfolio turnover .............................................................             7.62%
                                                                                                            ============

*     Annualized.
** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005    11

Notes to Financial Statements

1. Significant Accounting Policies:

Dow 30(SM) Premium & Dividend Income Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. Prior to commencement of operations on April 29, 2005, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on April 15, 2005 to Merrill Lynch Investment Managers, L.P. ("MLIM") for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DPD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


12      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005

o Options -- The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005    13

Notes to Financial Statements (concluded)

2. Investment Advisory and Management Agreement and Transactions with
Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.").

IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .90% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. IQ has entered into a Subadvisory Agreement with Nuveen Asset Management, Inc. ("Nuveen") pursuant to which Nuveen provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay Nuveen a monthly fee at an annual rate equal to .39% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. There was no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to ML & Co. and its affiliates including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of IQ. Pursuant to that order, the Fund may retain Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of IQ, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by IQ or its affiliates.

For the period April 29, 2005 to June 30, 2005, MLPF&S received gross fees from underwriting of $4,969,600 in connection with the issuance of the Fund's Common Stock. In addition, the Fund reimbursed MLPF&S $41,436 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, IQ, MLPF&S, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period April 29, 2005 to June 30, 2005 were $230,991,889 and $16,369,513, respectively.

Transactions in options written for the period April 29, 2005 to June 30, 2005 were as follows:

--------------------------------------------------------------------------------
                                                       Number of      Premiums
                                                       Contracts      Received
--------------------------------------------------------------------------------
Outstanding call options written,
   beginning of period ............................          --              --
Options written ...................................      48,800     $ 5,392,516
Options expired ...................................      (4,800)       (604,000)
Options closed ....................................     (19,200)     (2,144,688)
                                                      -------------------------
Outstanding call options written,
   end of period ..................................      24,800     $ 2,643,828
                                                      =========================

4. Capital Share Transactions:

The Fund is authorized to issue 100,000,000 shares of capital stock, par value $.001, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period April 29, 2005 to June 30, 2005 increased by 11,250,000 from shares sold and 23,592 as a result of dividend reinvestment.

5. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.150000 per share on July 29, 2005 to shareholders of record on July 22, 2005.


14      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005

Officers and Directors

Alan R. Batkin, Director and Chairman of the Board
Paul Glasserman, Director and Chairman of the Audit Committee
William J. Rainer, Director and Chairman of the Nominating Committee Andrew J. Donohue, Director and Chief Legal Officer
Steven W. Kohlhagen, Director
Mitchell M. Cox, President
Donald C. Burke, Vice President, Secretary and Treasurer
Justin C. Ferri, Vice President
Jay M. Fife, Vice President
Colleen R. Rusch, Vice President
Jeffrey Hiller, Chief Compliance Officer

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

DPD

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005    15

Disclosure of Investment Advisory Agreement

The Board of Directors of Dow 30(SM) Premium & Dividend Income Fund Inc. (the "Fund")

The Board of Directors (the "Board") currently consists of five individuals, four of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act") (the "independent directors"). The fifth individual is an interested person of the Fund because of his affiliation with IQ Investment Advisors LLC ("IQ Advisors") and other Merrill Lynch affiliates. The Board is chaired by an independent director. The Nominating and Corporate Governance Committee, composed entirely of independent directors, is responsible for selecting new director nominees and, in doing so, applies a standard of independence that is more rigorous than current applicable regulations. All independent directors are also members of the Board's Audit Committee. The independent directors convene at quarterly in-person Board and Audit Committee meetings and, as necessary, conduct additional in-person and telephonic meetings throughout the year. The independent directors have retained independent counsel to assist them in the performance of their duties under the 1940 Act. It is the practice of the Board to have independent counsel attend all in-person Board and Audit Committee meetings and any additional meetings at the request of the independent directors.

The Board's Consideration of the Advisory Agreements

The investment advisory and management agreement between IQ Advisors and the Fund (the "Management Agreement") and the subadvisory agreement between Nuveen Asset Management (the "Subadviser") and IQ Advisors (the "Subadvisory Agreement" and together with the Management Agreement, the "Advisory Agreements") were both initially approved by the Board, including by all of the independent directors, at an in-person Board meeting held on January 24, 2005. The Management Agreement obligates IQ Advisors to provide investment advisory, management and administrative services to the Fund, in exchange for which, the Fund pays IQ Advisors a monthly fee at the annual rate of .90% of an aggregate of the Fund's average daily net assets plus any borrowings for investment purposes (the "Management Fee"). Under the Subadvisory Agreement, IQ Advisors has delegated certain investment advisory responsibilities to the Subadviser. For its services, IQ Advisors pays the Subadviser a monthly fee at the annual rate of ..39% of an aggregate of the Fund's average daily net assets plus any borrowings for investment purposes.

In determining whether to approve the Advisory Agreements, the Board met with certain investment advisory personnel from each of IQ Advisors and the Subadviser and considered all information it deemed reasonably necessary to evaluate the terms of each Agreement. The Board requested and received materials specifically relating to its consideration of each of the Advisory Agreements, including: (a) information compiled by Lipper Inc. ("Lipper"), an entity unaffiliated with IQ Advisors and the Subadviser, regarding the proposed fee rate for advisory and administrative services and projected expense ratios for the first year of operations compared to a peer group of funds as selected and classified by Lipper; (b) a copy of the forms of Management Agreement and Subadvisory Agreement; (c) a memorandum prepared by the Fund's counsel relating to the responsibilities and duty of directors under the 1940 Act in approving advisory contracts; and (d) due diligence materials for the Subadviser, including information regarding the resources and capabilities of the Subadviser, as well as its regulatory and compliance history. The matters discussed below with respect to each Advisory Agreement were considered separately by the independent directors in an executive session of the Board attended by independent counsel.

The Management Agreement

Nature, Extent and Quality of Services -- In connection with its consideration of the Management Agreement, the Board, including the independent directors, reviewed the nature, extent and quality of services to be provided by IQ Advisors to the Fund. The Board focused on the innovative nature of the Fund, the creativity of IQ Advisors in developing the Fund's investment strategy, and the complexity of execution that would be involved in the implementation of the Fund's strategy. The Board noted that IQ Advisors designed the investment program of the Fund and proposed that the Subadviser would implement its investment strategy. The Board discussed the experience, resources and strengths of IQ Advisors and its affiliates in managing investment companies. The Board also discussed the nature of the Fund and the services required by the Fund in relation to those required by a traditional portfolio of equity securities, and considered the entrepreneurial risk undertaken by IQ Advisors in forming, registering and funding the Fund.


16      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005

In addition to investment advisory services, the Board took into consideration that IQ Advisors and its affiliates would provide the Fund with administrative and other services, including assistance in meeting legal and regulatory requirements and certain other services necessary for the operation of the Fund. The Board reviewed the administrative services to be provided to the Fund by IQ Advisors, including its oversight of the Fund's day-to-day operations and Fund accounting. The Board reviewed the fact that IQ Advisors and its affiliates had an extensive administrative, oversight and compliance infrastructure in place. The Board noted that IQ Advisors and its affiliates provide compliance and administrative services to numerous other funds advised by IQ Advisors' affiliates, as well as to a number of third party fund groups. The Board also noted the supervisory responsibilities that would be required of IQ Advisors in connection with its monitoring of the Subadviser's compliance with respect to the Fund's investment policies and restrictions. In view of these facts, the Board concluded that IQ Advisors' existing administrative and compliance infrastructure and the services to be provided by IQ Advisors were of a high quality and would benefit the Fund.

Fund Performance -- The Board, including the independent directors, noted the fact that the Fund had not yet commenced operations at the time of the approval of the Management Agreement, and therefore had no performance history. The Board, however, discussed factors that might be relevant to the future performance of the Fund.

Management Fee and Other Expenses -- In reviewing the Management Agreement, the Board, including the independent directors, placed significant emphasis on the fee rate for advisory and administrative services and projected expense ratios for the Fund's first year of operations as compared to those of closed-end unleveraged core funds, growth funds and value funds, as provided by Lipper. In particular, the Board noted that at the estimated asset level, the Fund would have a contractual fee rate below the median of its peer group, and noted that the Fund also is expected to have a comparatively low expense ratio at the projected asset level. Following consideration of this information, the Board concluded that the fee rate under the Management Agreement was reasonable in light of the services to be provided by IQ Advisors to the Fund.

Profitability -- The Board, including the independent directors, considered the anticipated costs to IQ Advisors and its affiliates in managing the Fund and its potential profitability. In discussing this issue, the Board took into account the fee rate that IQ Advisors would receive from the Fund. The Board also reviewed and considered statements from the representatives of IQ Advisors as to the anticipated costs to IQ Advisors and its affiliates in managing the Fund and its anticipated initial financial loss from these activities. The Board also considered the financial obligations of IQ Advisors to the Subadviser with respect to the Fund and the entrepreneurial risk assumed by IQ Advisors in establishing the Fund. The Board concluded that the potential profitability of IQ Advisors was consistent with the risks assumed by, and the anticipated costs to, IQ Advisors.

Economies of Scale -- The Board also considered whether the Fund would be able to participate in any economies of scale that IQ Advisors may experience in the event that the Fund attracts a large amount of assets. The Board noted the uncertainty of the estimated asset levels and discussed the renewal requirements for advisory agreements, and determined that they would revisit this issue from time to time. Based on the information reviewed and its discussions, the Board, including all of the independent directors, concluded that the fee rate was reasonable in relation to the services to be provided to the Fund.

Other Benefits to IQ Advisors -- The Board, including the independent directors, also took into account potential direct and indirect benefits to IQ Advisors beyond the Management Fee, such as the engagement of affiliates of IQ Advisors as service providers to the Fund, including services relating to the initial distribution of Fund shares. The Board also considered potential benefits to IQ Advisors and its affiliates from acting as investment adviser to the Fund and concluded that these potential benefits, which were not readily quantifiable, appeared typical of the types of benefits potentially inuring to an adviser affiliated with a large financial services firm offering innovative investment products.

Conclusion

No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund and its stockholders to approve the Management Agreement.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005    17

The Subadvisory Agreement

As noted above, the Board, including all of the independent directors, initially met at an in-person Board meeting held on January 24, 2005 to consider the Subadvisory Agreement. The Subadvisory Agreement was unanimously approved by the Board at such meeting. However, on March 25, 2005, Nuveen Investments, Inc. ("Nuveen"), the parent company of the Subadviser, and St. Paul Travelers Companies, Inc. ("St. Paul"), the controlling owner of Nuveen, announced that St. Paul was implementing a three-part program to sell its equity interest in Nuveen. The Board was informed that the objective of the three-part program was for St. Paul to sell its entire interest in Nuveen, resulting in Nuveen becoming a fully independent, publicly traded company.

The Board also was informed that the completion of the three-part program could be deemed to be an "assignment" (as defined in the 1940 Act) of the Subadvisory Agreement, which would result in the automatic termination of such Agreement. Consequently, on April 20, 2005 the Board, including all of the independent directors, met at an in-person meeting to reconsider the Subadvisory Agreement in light of the proposed change of control of the Subadviser. At this meeting, the Board reapproved the Subadvisory Agreement and also approved a new subadvisory agreement (the "New Subadvisory Agreement") to take effect upon consummation of the change of control.

In connection with the Board's determination to reapprove the Subadvisory Agreement and approve the New Subadvisory Agreement (collectively, the "Subadvisory Agreements"), the Board considered many of the matters discussed above with respect to the Management Agreement. In addition, the Board took into account all of the information previously received and considered in connection with the original approval of the Subadvisory Agreement. During its deliberations, the Board considered the following factors in reapproving the Subadvisory Agreement and approving the New Subadvisory Agreement.

Nature, Extent and Quality of Services -- In reviewing the Subadvisory Agreements, the Board considered the personnel who will provide the subadvisory services and the experience of the Subadviser in managing other investment companies. In particular, the Board focused on the experience of the Subadviser in managing registered investment companies with investment strategies similar to the investment program of the Fund. The Board considered the reputation and investment experience of the Subadviser and its investment professionals, taking into account the substantial number of investment companies that the Subadviser has sponsored or managed, noting that the Subadviser had assets under management of approximately $155 billion. The Board met in person with a member of the portfolio management team and discussed with him the implementation of the Fund's investment strategy. The Board also considered representations by representatives of IQ Advisors and the Subadviser that there would be no diminution in the services to be rendered by IQ Advisors and the Subadviser, respectively, to the Fund as a result of the change in control of the Subadviser and the effectiveness of the New Subadvisory Agreement. The Board noted that representatives of the Subadviser stated that they did not anticipate any change in the personnel of the Subadviser responsible for providing services to the Fund, and in particular that the investment and compliance personnel of the Subadviser were not expected to change, as a result of the change in control of the Subadviser.

The Board also considered the compliance history of the Subadviser and its compliance procedures. The Board noted statements from the Subadviser's representatives that the financial position of the Subadviser would not be negatively affected by the change in control. The Board discussed the due diligence performed by officers of IQ Advisors with respect to the Subadviser. Specifically, officers of IQ Advisors reviewed the due diligence questionnaire completed by the Subadviser, conducted an onsite inspection of the offices and facilities of the Subadviser, and reviewed its compliance program. The Board also considered representations from the Subadviser that the change in control would not have an effect on the Subadviser's compliance personnel or compliance procedures. In addition, the Board took into account its favorable experience with the Subadviser and its portfolio manager in connection with another closed-end fund subadvised by the Subadviser for which the directors serve on the board. Based on these factors, the Board determined that the Subadviser's experience in advising other mutual funds would contribute to the successful operation of the Fund. In addition, the Board was of the view that the Subadviser had evidenced a commitment


18      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005

Disclosure of Investment Advisory Agreement (concluded)

to maintaining a culture of compliance that would continue after the change in control.

Fund Performance -- The Board, including the independent directors, noted the fact that the Fund had not yet commenced operations at the time of the approval of each of the Subadvisory Agreements, and therefore had no performance history. The Board, however, discussed factors that might be relevant to the future performance of the Fund.

Subadvisory Fee and Other Expenses -- The Board also considered the proposed subadvisory fee in relation to the Management Fee and the services to be provided by the Subadviser and IQ Advisors, respectively. The Board reviewed with representatives of IQ Advisors and the Subadviser, including one of the portfolio managers, the complexity of the Fund's investment strategy and the basis for the proposed fee rate. The Board received and reviewed fee comparison data from Lipper (which included information regarding the fees paid by certain investment advisers to subadvisers of peer funds) taking into account the Fund's strategy. The Board also considered representations by representatives of IQ Advisors and the Subadviser that there would be no change in the allocation of the management fee between IQ Advisors and the Subadviser in relation to the services provided by the Subadviser, as a result of the change in control of Nuveen and the effectiveness of the New Subadvisory Agreement. In considering the compensation to be paid to the Subadviser, noting that no change to such compensation from that payable under the Subadvisory Agreement approved by the Board at the January 24, 2005 meeting was proposed, the Board referred to the materials presented and discussions held in connection with their initial consideration of the Subadvisory Agreement for the Fund. Taking into account the totality of the information and materials provided to the Board, including, among other things, the fact that the subadvisory fee was negotiated with IQ Advisors on an arm's length basis, the Board concluded that the subadvisory fee for the Fund was reasonable for the services proposed to be rendered.

Profitability -- The Board, including the independent directors, considered the anticipated costs to the Subadviser in providing services to the Fund and its potential profitability, taking into account the subadvisory fee rate that it would receive from IQ Advisors. The Board concluded that the Subadviser's anticipated profitability was consistent with the anticipated costs to the Subadviser.

Economies of Scale -- The Board also considered whether the Fund would be able to participate in any economies of scale that the Subadviser may experience in the event that the Fund attracts a large amount of assets. The Board noted the uncertainty of the estimated asset levels and discussed the renewal requirements for advisory agreements, and determined that they would revisit this issue from time to time.

Conclusion

No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Subadvisory Agreements. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund and its stockholders to approve the Subadvisory Agreements.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.       JUNE 30, 2005    19

Dow 30(SM) Premium & Dividend Income Fund Inc. seeks to provide stockholders with a high level of current income, with a secondary objective of capital appreciation.

This report, including the financial information herein, is transmitted to shareholders of Dow 30(SM) Premium & Dividend Income Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov.

Dow 30(SM) Premium & Dividend Income Fund Inc.
Box 9011
Princeton, NJ
08543-9011

                                                               #IQD30PDI -- 6/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dow 30(SM) Premium & Dividend Income Fund Inc.


By: /s/ Mitchell M. Cox
    -----------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Dow 30(SM) Premium & Dividend Income Fund Inc.

Date: August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mitchell M. Cox
    -----------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Dow 30(SM) Premium & Dividend Income Fund Inc.

Date: August 19, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Dow 30(SM) Premium & Dividend Income Fund Inc.

Date: August 19, 2005